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                                                                    EXHIBIT 99.2

                       FORM OF ADDITIONAL INVESTMENT RIGHT

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED TO AN ACCREDITED INVESTOR (AS DEFINED IN THE RULES AND REGULATIONS UNDER THE SECURITIES ACT) IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                               AVANEX CORPORATION

                           ADDITIONAL INVESTMENT RIGHT

                             (Subject to Adjustment)

NO.__

      THIS CERTIFIES THAT, for value received, [______________], or its permitted registered assigns ("Holder"), is entitled, subject to the terms and conditions of this Additional Investment Right, at any time or from time to time after February __, 2004 (the "Effective Date"), and before 5:00 p.m. Pacific Time on the Expiration Date (as defined below), to purchase from Avanex Corporation, a Delaware corporation (the "Company") [_________] (___________) shares of Common Stock of the Company (each such share as adjusted from time to time as provided herein, an "Underlying Share" and all such shares, the "Underlying Shares") at a price per share of Five Dollars and Forty Nine Cents ($5.49) (the "Purchase Price"). Both the number of shares of Common Stock issuable upon exercise of this Additional Investment Right and the Purchase Price are subject to adjustment and change as provided herein. This Additional Investment Right is one of a series of such rights (the "Additional Investment Rights") issued pursuant to that certain Securities Purchase Agreement, dated as of February 11, 2004 (the "Agreement"), between the Company and the Purchasers identified therein. Unless otherwise provided for herein, all capitalized terms in this Additional Investment Right shall have the meanings set forth in the Agreement.

      1. CERTAIN DEFINITIONS. As used in this Additional Investment Right the following terms shall have the following respective meanings:
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      "Additional Investment Right" as used herein, shall include this
Additional Investment Right and any Additional Investment Right delivered in substitution or exchange therefor as provided herein.

      "Common Stock" shall mean the Common Stock of the Company, par value $0.001 per share, and any other securities at any time receivable or issuable upon exercise of this Additional Investment Right.

      "Exercise Date" shall mean the date of delivery by the Holder of the Notice of Exercise together with the applicable Exercise Amount pursuant to
Section 2.1.

      "Expiration Date" shall mean the date that is 60 Trading Days after the effective date of the Registration Statement; provided that the Registration Statement covers all of the Registrable Securities as of the effective date of the Registration Statement; and provided further that the Expiration Date shall be extended for each day following the effective date of the Registration Statement that (i) the Registration Statement is not effective or (ii) the Company has suspended sales under the Registration Statement pursuant to Section 6.1(e) of the Agreement.

      "Fair Market Value" of a share of Common Stock as of a particular date shall mean the average of the Closing Prices of the Common Stock over the five Trading Days ending immediately prior to the applicable date of valuation.

      "Registered Holder" shall mean any Holder in whose name this Additional Investment Right is registered upon the books and records maintained by the Company.

      2. EXERCISE OF ADDITIONAL INVESTMENT RIGHT.

            2.1 Payment. Subject to compliance with the terms and conditions of this Additional Investment Right and applicable securities laws, this Additional Investment Right may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering payment, (i) in cash by check or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount"). The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Underlying Shares. Within a reasonable period of time, but in no event more than 10 Trading Days, following the exercise of this Additional Investment Right, the Holder shall deliver to the Company this Additional Investment Right or an affidavit of loss thereof reasonably acceptable to the Company.

            2.2 Net Issue Exercise. In lieu of the payment methods set forth in
Section 2.1(b) above, the Holder may elect to exchange all or some of the Additional Investment Right for a


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number of shares (rounded down to the nearest whole share) of Common Stock equal to the value of the amount of the Additional Investment Right being exchanged on the date of exchange. If Holder elects to exchange this Additional Investment Right as provided in this Section 2.2, Holder shall tender to the Company the Additional Investment Right for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Additional Investment Right, and the Company shall issue to Holder the number of shares (rounded down to the nearest whole share) of the Common Stock computed as of the Exercise Date using the following formula:

            X = Y(A-B)
                -----
                  A

      Where X =   the number of shares of Common Stock to be issued to Holder.

            Y = the number of shares of Common Stock purchasable under the amount of the Additional Investment Right being exchanged (as adjusted to the date of such calculation).

            A =   the Fair Market Value of one share of the Company's Common
                  Stock.

            B = Purchase Price in effect under this Additional Investment Right on the date the net issue election is made pursuant to
                  Section 2.2.

      All references herein to an "exercise" of the Additional Investment Right shall include an exchange pursuant to this Section 2.2.

            2.3 Stock Certificates; Fractional Shares. As soon as practicable after the exercise of this Additional Investment Right in whole or in part, but in no event later than three Trading Days after the Exercise Date, the Company, at its expense, shall instruct its transfer agent to issue and deliver the Underlying Shares pursuant to Section 3 below. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Additional Investment Right. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon exercise of this Additional Investment Right, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

            2.4 Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Additional Investment Right, the Company shall cancel this Additional Investment Right upon surrender hereof and shall execute and deliver a new Additional Investment Right of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Additional Investment Right shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date. The person entitled to receive the shares of Common Stock issuable upon exercise of this Additional Investment Right shall be treated for all purposes as the holder of record of such shares as of the close of business on the Exercise Date.

      3. DELIVERY OF UNDERLYING SHARES.

            3.1 Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three Trading Days after the Exercise
Date) issue or cause to


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be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Underlying Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Underlying Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Underlying Shares are not freely transferable without volume restrictions pursuant to Rule 144. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

            3.2 This Additional Investment Right is exercisable, either in its entirety or, from time to time, for a portion of the number of Underlying Shares. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Underlying Shares.

            3.3 In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Underlying Shares on the date on which delivery of such certificate is required by this Additional Investment Right, such Holder may notify the Company via facsimile, mail or any other means, of its failure to deliver the certificate (a "Delivery Failure Notice"). If the Company fails to deliver to the Holder a certificate representing Underlying Shares by the third Trading Day after delivery of the Delivery Failure Notice by the Holder and if after such third Trading Day after the delivery of the Delivery Failure Notice the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

            3.4 The Company's obligations to issue and deliver Underlying Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Underlying Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a


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decree of specific performance and/or injunctive relief with respect to the
Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

      4. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Additional Investment Right shall be duly authorized, validly issued, fully paid and non-assessable, and the Company shall pay all transfer or stamp taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Additional Investment Right.

      5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Additional Investment Right (or any shares of stock or other securities or property receivable or issuable upon exercise of this Additional Investment Right) and the Purchase Price are subject to adjustment upon occurrence of the following events:

            5.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Additional Investment Right shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Additional Investment Right (or any shares of stock or other securities at the time issuable upon exercise of this Additional Investment Right) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Additional Investment Right shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Additional Investment Right (or any shares of stock or other securities at the time issuable upon exercise of this Additional Investment Right) shall be proportionally decreased to reflect any reverse stock split or combination of the Company's Common Stock.

            5.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Additional Investment Right) payable in (a) evidences of indebtedness or other securities of the Company, (b) rights or warrants to subscribe for or purchase any security, or (c) any other asset, then, in each such case, the Holder of this Additional Investment Right on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Additional Investment Right on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 5.


                                                                             -5-
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            5.3 Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Additional Investment Right exist into the same or a different number of securities of any other class or classes, this Additional Investment Right shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Additional Investment Right immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5. No adjustment shall be made pursuant to this Section 5.3 upon any conversion or redemption of the Common Stock which is the subject of Section 5.5.

            5.4 Adjustment for Capital Reorganization, Merger or Consolidation. In case of any (i) capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) merger or consolidation of the Company with or into another corporation, (iii) sale of all or substantially all the assets of the Company, (iv) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (v) reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5.1 or
5.2 above) (in any such case, a "Fundamental Transaction"), then, and in each such case, as a part of such Fundamental Transaction, the Company shall ensure that lawful provision (in form and substance reasonably satisfactory to the Holder) is made so that the Holder of this Additional Investment Right shall thereafter be entitled to receive upon exercise of this Additional Investment Right, during the period specified herein and upon payment of the Purchase Price then in effect, the same amount and kind of shares of stock or other securities or property of the Company or successor corporation resulting from such Fundamental Transaction that a holder of the shares deliverable upon exercise of this Additional Investment Right would have been entitled to receive in such Fundamental Transaction if this Additional Investment Right had been exercised in full for cash immediately before such Fundamental Transaction, all subject to further adjustment as provided in this Section 5 (the "Alternate Consideration"); provided, however, that with respect to a Fundamental Transaction described in clause (iv) of this sentence, it shall be the option of the Holder to either require the Company to ensure that such lawful provision is made or retain this Additional Investment Right without giving effect to this
Section 5.4 with respect to such Fundamental Transaction. The aggregate Exercise Price for this Additional Investment Right will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Additional Investment Right following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new additional investment right consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental


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Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5.4 and insuring that the Additional Investment Right (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control (as defined below), then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Additional Investment Right from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value (with such inputs as the parties shall reasonably determine) of the remaining unexercised portion of this Additional Investment Right on the date of such request. For the purposes of this Section 5.4, "CHANGE OF CONTROL" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

            5.5 Conversion of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Additional Investment Right, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Additional Investment Right had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Additional Investment Right. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Additional Investment Right was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Additional Investment Right is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.


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            5.6 Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company; provided that such shares, upon disposition to a third party, shall then be considered outstanding.

            5.7 Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Additional Investment Right and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Underlying Shares or other securities issuable upon exercise of this Additional Investment Right (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

      6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Additional Investment Right, an authorized officer of the Company shall compute such adjustment in accordance with the terms of this Additional Investment Right and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

      7. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Additional Investment Right, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Additional Investment Right, the Company will execute and deliver in lieu thereof a new Additional Investment Right of like tenor as the lost, stolen, destroyed or mutilated Additional Investment Right.

      8. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Additional Investment Right such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Additional Investment Right and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Additional Investment Right. Each of the Company and the Holder will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. All such shares of Common Stock shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Additional Investment Right shall constitute full authority to the Company's officers who are

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charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Additional Investment Right.

      9. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Additional Investment Right and compliance with all applicable securities laws, this Additional Investment Right and all rights hereunder may be transferred, in whole or in part, only (a) to one or more of the Affiliates of the Registered Holder and only if such Affiliate is an "accredited investor" under Regulation D under the Securities Act and agrees to be bound by the terms and obligations of this Additional Investment Right and the Agreement; provided that, solely with respect to Deutsche Bank, AG London Branch and solely for purposes of Section 9 and Section 10, "Affiliate" shall include QVT Financial LP and any Affiliates of QVT Financial LP, including without any limitation any accounts or entities managed, advised or controlled by QVT Financial LP, regardless of its relationship, if any, with Deutsche Bank, AG London Branch, (b) in a sale effectuated pursuant to Rule 144 or (c) in an offering registered under Section 5 of the Securities Act. Any transfer of this Additional Investment Right shall be made on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon delivery of the form of Assignment attached hereto as Exhibit 2, upon surrender of this Additional Investment Right properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer of the Additional Investment Right, the Company will issue and deliver to the Registered Holder a new Additional Investment Right or Additional Investment Rights ("New Additional Investment Rights"), in substantially the form of this Additional Investment Right, with respect to the shares of Common Stock not so transferred. Each taker and holder of this Additional Investment Right, by taking or holding the same, consents and agrees that when this Additional Investment Right shall have been so endorsed, the person in possession of this Additional Investment Right may be treated by the Company, and all other persons dealing with this Additional Investment Right, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Additional Investment Right is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes. Upon any full or partial transfer of the Additional Investment Right pursuant to clause (b) or clause (c), all restrictions applicable to the transfer of the Additional Investment Right shall cease.

      10. SECURITIES LAW RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Commission under the Securities Act covering the disposition or sale of this Additional Investment Right or the Underlying Shares, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, or otherwise dispose of any or all such Additional Investment Rights or Underlying Shares, as the case may be, unless either (i) such transfer is to an Affiliate and complies with the provisions of Section 9, (ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (iii) the sale of such securities is made pursuant to Rule 144.

      11. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Additional Investment Right, the Holder hereby represents, warrants and covenants that any shares of

Common Stock purchased upon exercise of this Additional Investment Right or acquired upon conversion thereof shall be acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof; provided, however, that by making the representations herein, the Holder does not agree to hold any of such Common Stock for any minimum or other specific term and reserves the right to dispose of such Common Stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Additional Investment Right for an indefinite period; that the Holder understands that the shares of Common Stock acquired pursuant to the exercise of this Additional Investment Right will not be registered under the Securities Act (unless otherwise required pursuant to the Agreement and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Additional Investment Right, except as permitted by the Commission for exercise of this Additional Investment Right pursuant to Section 2.2, and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Common Stock issued to the Holder upon exercise of this Additional Investment Right may have affixed thereto a legend substantially in the form contained in
Section 4.1(b) of the Agreement.

      12. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Additional Investment Right shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Additional Investment Right, no provisions of this Additional Investment Right, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

      13. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Agreement.

      14. HEADINGS. The headings in this Additional Investment Right are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

      15. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. The corporate laws of the state of Delaware shall govern all issues concerning the relative rights of the company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Additional Investment Right shall be governed by and construed and enforced in accordance with the laws of the state of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The company hereby waives all rights to a trial by jury.

      16. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Additional Investment Right against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Additional Investment Right above the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Additional Investment Right, and (c) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Additional Investment Right.

      17. NOTICES OF RECORD DATE. In case:

            17.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Additional Investment Right), for the purpose of entitling them to receive any dividend or other distribution of cash, securities or other property, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

            17.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation or any other Fundamental Transaction; or

            17.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

            17.4 of any redemption or conversion of all outstanding Common
Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Additional Investment Right a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption, conversion or other Fundamental Transaction is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Additional Investment Right) shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least twenty (20) days prior to the applicable record or effective date on which a person or entity would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

      18. SEVERABILITY. If any term, provision, covenant or restriction of this Additional Investment Right is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.

      19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Additional Investment Right may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Additional Investment Right enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Additional Investment Right or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereof do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

      21. EXPIRATION DATE. If this Additional Investment Right is not exercised prior to the Expiration Date, it shall at such time become void and of no value and be terminated and no longer outstanding; provided, however, that if the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next Business Day.

      22. AMENDMENT. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, or their respective successors and assigns.

      23. ENTIRE AGREEMENT. This Additional Investment Right and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects thereof.

      24. LIMITATION ON EXERCISE. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Additional Investment Right (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Additional Investment Rights.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed this Additional Investment Right as of the Effective Date.

                                          AVANEX CORPORATION
----------------------------------
(Name of Holder)


By:                                       By:
   -------------------------------            ----------------------------------

Name:                                     Name:
     -----------------------------             ---------------------------------

Title:                                    Title:
      ----------------------------              --------------------------------

                  SIGNATURE PAGE TO ADDITIONAL INVESTMENT RIGHT

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

          (TO BE EXECUTED UPON EXERCISE OF ADDITIONAL INVESTMENT RIGHT)

AVANEX CORPORATION                                                       NO. ___

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Additional Investment Right for, and to purchase thereunder, the securities of Avanex Corporation, as provided for therein, and (check the applicable box):

      [ ] Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ shares of such securities.

      [ ] Elects the Net Issue Exercise option pursuant to Section 2.2 of the Additional Investment Right, and accordingly requests delivery of a net of ______________ shares of such securities, according to the following calculation:

                  X = Y(A-B)       (       ) =  (____) [(_____) - (_____)]
                      -----                     --------------------------
                        A                          (_____)

      Where X     = the number of shares of Common Stock to be issued to Holder.

            Y = the number of shares of Common Stock purchasable under the amount of the Additional Investment Right being exchanged (as adjusted to the date of such calculation).

            A     = the Fair Market Value of one share of the Company's Common
                  Stock.

            B = Purchase Price in effect under this Additional Investment Right on the date the net issue election is made pursuant to
                  Section 2.2.

      Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and taxpayer identification number):

Name:
     --------------------------------------------------

Address:
        -----------------------------------------------

Taxpayer Identification Number:
                               ------------------------

Signature:
          ---------------------------------------------

Title:
      -------------------------------------------------

      Note: The above signature should correspond exactly with the name on the first page of this Additional Investment Right or with the name of the assignee appearing in the assignment form below.

      If said number of shares shall not be all the shares purchasable under the Additional Investment Right, a new Additional Investment Right is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

(TO BE EXECUTED ONLY UPON ASSIGNMENT OF ADDITIONAL                       NO. ___
INVESTMENT RIGHT)

For value received, the undersigned hereby sells, assigns and transfers unto ________________ the within Additional Investment Right, together with all right, title and interest therein, and does hereby authorize [transfer agent], to transfer said Additional Investment Right on the books of Avanex Corporation with respect to the number of shares set forth below, with full power of substitution in the premises:

  NAME(S) OF ASSIGNEE(S)            ADDRESS                 # OF SHARES
  ----------------------            -------                 -----------






      If said number of shares shall not be all the shares represented by the Additional Investment Right, a new Additional Investment Right is to be issued in the name of said undersigned for the balance remaining of the shares covered by said Additional Investment Right.

Dated:
      ------------------------------------

Signature:
          --------------------------------

      Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.


                                                                             -1-